UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

January 7, 2019

Date of report (Date of earliest event reported)

Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Poor Farm Road Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 683-1880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

As discussed below, in connection with its participation in the 37th Annual J.P. Morgan Healthcare Conference in San Francisco, California beginning on January 7, 2019, Agile Therapeutics, Inc. (the “Company”) updated its corporate presentation to include disclosure that the Company had $7.8 million of cash and cash equivalents (unaudited) as of December 31, 2018.

Because the Company’s financial statements for the year ended December 31, 2018 have not yet been finalized or audited, the preliminary statement of the Company’s cash and cash equivalents as of December 31, 2018 in this Item 2.02 is subject to change, and the Company’s actual cash and cash equivalents as of the end of this period may differ materially from this preliminary estimate. Accordingly, you should not place undue reliance on this preliminary estimate.

Item 8.01. Other Events

Beginning on January 7, 2019, the Company will participate in the 37th Annual J.P. Morgan Healthcare Conference in San Francisco, California.  The Company has updated its corporate presentation that it intends to use in connection with its presentation at the Biotech Showcase 2019 on Tuesday January 8, 2019 at 10:00 a.m. Pacific Time and in meetings with investors.  The updates primarily include disclosure regarding the Company’s cash and cash equivalents as of December 31, 2018 and an update regarding the Company’s regulatory path forward for Twirla®, including planned timelines for completion of a comparative wear study with Xulane®, resubmission of the Twirla NDA, a likely U.S. Food and Drug Administration advisory committee on Twirla’s efficacy and benefit/risk profile, and for Twirla’s potential approval.

A copy of the Company’s corporate presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Xulane® is a registered trademark of Mylan N.V.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Agile Therapeutics, Inc. Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: January 7, 2019	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairman and Chief Executive Officer

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